UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 8, 2009

ECOLOCAP SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-51213
(Commission File No.)

1250 S. Grove Ave.
Barrington, Illinois
60010
(Address of principal executive offices and Zip Code)

(866) 479-7041
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     On September 10, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”) with shareholders of Micro Bubble Technologies Inc. and issued a total of 54,000,000 restricted shares of our common stock to nine shareholders of Micro Bubble Technologies Inc. (“Micro Bubble”) as follows:

Jeung Kwak	21,600,000 shares
Michael Siegel	17,820,000 shares
Robert Egger, Jr.	2,700,000 shares
Bradley Snower	5,400,000 shares
Young Yeal Kwak	4,050,000 shares
Han Jogg Kim	810,000 shares
Chi Woo Nam	810,000 shares
Joong Haeng Lee	405,000 shares
Hyong Woo Choi	405,000 shares

     The foregoing nine shareholders delivered 1,100 shares of Micro Bubble which constituted 55% of the total outstanding shares of common stock of Micro Bubble. Micro Bubble thereby became a subsidiary corporation.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On September 10, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”)with shareholders of Micro Bubble Technologies Inc. and issued a total of 54,000,000 restricted shares of our common stock to nine shareholders of Micro Bubble Technologies Inc. (“Micro Bubble”) as follows:

Jeung Kwak	21,600,000 shares
Michael Siegel	17,820,000 shares
Robert Egger, Jr.	2,700,000 shares
Bradley Snower	5,400,000 shares
Young Yeal Kwak	4,050,000 shares
Han Jogg Kim	810,000 shares
Chi Woo Nam	810,000 shares
Joong Haeng Lee	405,000 shares
Hyong Woo Choi	405,000 shares

     The foregoing nine shareholders delivered 1,100 shares of Micro Bubble which constituted 55% of the total outstanding shares of common stock of Micro Bubble. Micro Bubble thereby became a subsidiary corporation.

ITEM 3.02      UNREGISTERED SALE OF EQUITY SECURITIES

     On September 10, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”)with shareholders of Micro Bubble Technologies Inc. and issued a total of 54,000,000 restricted shares of our common stock to nine shareholders of Micro Bubble Technologies Inc. (“Micro Bubble”) as follows:

Jeung Kwak	21,600,000 shares
Michael Siegel	17,820,000 shares
Robert Egger, Jr.	2,700,000 shares
Bradley Snower	5,400,000 shares
Young Yeal Kwak	4,050,000 shares
Han Jogg Kim	810,000 shares
Chi Woo Nam	810,000 shares
Joong Haeng Lee	405,000 shares
Hyong Woo Choi	405,000 shares

     The foregoing nine shareholders delivered 1,100 shares of Micro Bubble which constituted 55% of the total outstanding shares of common stock of Micro Bubble. Micro Bubble thereby became a subsidiary corporation. Young Yeal Kwak, Han Jogg Kim, Chi Woo Nam, Joong Haeng Lee, and Hyong Woo Choi are residents of South Korea and are non-US persons as that term is described in Reg. S of the Securities Act of 1933. Further, said transactions took place outside the United States of America. The remaining 47,520,000 shares of common stock were issued pursuant to Reg. 506 of the Securities Act of 1933. A Form D will be filed with the SEC prior to September 25, 2009 and with each state in which shares were exchanged. Each person being issued shares of common stock was an “accredited investor” as that term in defined in Reg. 501 of the Securities Act of 1933.

     On September 8, 2009, we issued 750,000 restricted shares of common stock to Tri Vu Truong, our former president and CEO as consideration for services rendered to us in the past. The foregoing transaction was exempt from registration pursuant to Reg. S of the Securities Act of 1933 in that Mr. Truong is a non-US person and the transaction took place outside the United States of America.

     On September 8, 2009, we issued restricted shares of common stock to the following:

DT Crystal Holdings Inc.	2,058,682 shares
Larinton Investments S.A.	2,193,987 shares
Toniland Holding S.A.	1,684,376 shares

     The foregoing shares of common stock were issued in consideration of each of the foregoing converting outstanding debt instruments to common stock. The common stock was issued pursuant to the exemption from registration contained in Reg. S of the Securities Act of 1933 in that each of the foregoing entities is a non-US person and each transaction took place outside the United States of America.

ITEM 5.01      CHANGES IN CONTROL OF THE REGISTRANT

     On September 10, 2009, we completed our Securities Shares Exchange Agreement (the “Agreement”)with shareholders of Micro Bubble Technologies Inc. and issued a total of 54,000,000 restricted shares of our common stock to nine shareholders of Micro Bubble Technologies Inc. (“Micro Bubble”) as follows:

Jeung Kwak	21,600,000 shares
Michael Siegel	17,820,000 shares
Robert Egger, Jr.	2,700,000 shares
Bradley Snower	5,400,000 shares
Young Yeal Kwak	4,050,000 shares
Han Jogg Kim	810,000 shares
Chi Woo Nam	810,000 shares
Joong Haeng Lee	405,000 shares
Hyong Woo Choi	405,000 shares

     The foregoing nine shareholders delivered 1,100 shares of Micro Bubble which constituted 55% of the total outstanding shares of common stock of Micro Bubble. Micro Bubble thereby became a subsidiary corporation.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION
ARRANGEMENTS OF CERTAIN OFFICERS

     On September 10, 2009, Tri Vu Truong resigned as our president and principal executive officer. Mr. Truong continues to serve on the board of directors.

     On September 10, 2009, Michael Seigel was appointed president and principal executive officer. Mr. Seigel is currently a member of the board of directors. Since May 2008, Mr. Seigel has been president of Micro Bubble Technologies Inc., a Nevada corporation located in Barrington, Illinois. Micro Bubble Technologies Inc. is engaged in the business of manufacturing, marketing, distributing, setting up sub-distributors, and selling products based on nano technologies. From June 1975 to May 2008, Mr. Seigel was president of Siegel Research and Development, Inc., which created gaming, video and other technologies. Between 2006 and 2008 Mr. Seigel was president of C Line, Inc., a night club. Since 2008, Mr. Seigel was president of Leisure Time Industries Inc., a liquor, beer, and wine service.

     On September 10, 2009, Robert Egger, Jr. was appointed to our board of directors and principal operating officer. Since July 2008, Mr. Egger has been chief executive officer of Micro Bubble Technologies Inc., our subsidiary corporation, located in Barrington, Illinois. Micro Bubble Technologies Inc. is engaged in the business of manufacturing, marketing, distributing, setting up sub-distributors, and selling products based on nano technologies. From January 2007 to March 2009, Mr. Egger was partner and general manager of the Liquor Outlet located in Davenport, Iowa. The Liquor Outlet is a wholesale liquor distributor in the State of Iowa. From March 1995 to January 2007, Mr. Egger held various positions with Qwest Communications International located in Denver, Colorado. His responsibilities included lineman, switchman and central office technician before being promoted to management in 2000 when he became a manager for network operations in Iowa overseeing occupational union employees. Mr. Egger holds a Bachelor of Science degree in Business Administration, Magna Cum Laude, from St. Ambrose University, Davenport, Iowa.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(a)	The financial statements required by this Item will be filed on an amended Form 8-K not later than November 1, 2009.

(b)	The pro forma financial statements required by this Item will be filed on an amended Form 8-K not later than November 1, 2009.

Exhibits	Document Description

10.1	Stock Exchange Agreement and Plan of Reorganization dated September 8,
2009, by and among Ecolocap Solutions Inc. and Micro Bubble Technologies
Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 14th day of September, 2009.

ECOLOCAP SOLUTIONS INC.

BY: MICHAEL SIEGEL
Michael Seigel, President